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                                                                   EXHIBIT 10.21

                                FOURTH AMENDMENT

     THIS FOURTH AMENDMENT (this "AMENDMENT") dated as of December 23, 2002 to the Credit Agreement referenced below is by and among Medical Staffing Network, Inc., a Delaware corporation (the "BORROWER"), Medical Staffing Holdings, LLC, a Delaware limited liability company (the "PARENT"), the Subsidiaries of the Borrower identified as "Guarantors" on the signature pages hereto (together with the Parent, the "GUARANTORS"), the Lenders identified on the signature pages hereto and Bank of America, N.A., as Administrative Agent.

                               W I T N E S S E T H

     WHEREAS, a $120 million credit facility has been extended to the Borrower pursuant to the terms of that Credit Agreement (as amended, modified and supplemented from time to time, the "CREDIT AGREEMENT") dated as of October 26, 2001 among the Borrower, the Guarantors, the Lenders, LaSalle Bank, National Association, as syndication agent, and General Electric Capital Corporation, Barclays Bank, PLC, and Antares Capital Corporation, as co-documentation agents, and Bank of America, N.A., as Administrative Agent;

     WHEREAS, the Borrower has requested certain modifications to the Credit Agreement;

     WHEREAS, the requested modifications require the approval of all the Lenders; and

     WHEREAS, all the Lenders have agreed to the requested modifications on the terms and conditions set forth herein.

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. CAPITALIZED TERMS. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

     2. AMENDMENTS. Section 8.13 of the Credit Agreement is amended to read as follows:

          8.13   CAPITAL EXPENDITURES.

                 THE CREDIT PARTIES WILL NOT PERMIT AGGREGATE CAPITAL EXPENDITURES FOR (A) THE FISCAL QUARTER ENDING ON OR ABOUT DECEMBER 31, 2001 TO EXCEED $1,500,000 AND (B) EACH FISCAL YEAR SET FORTH BELOW TO EXCEED:

                 Fiscal year ending on or about December 31, 2002          $  9,000,000
                 Fiscal year ending on or about December 31, 2003          $  5,750,000
                 Fiscal year ending on or about December 31, 2004          $  7,300,000
                 Fiscal year ending on or about December 31, 2005          $  8,300,000
                 Fiscal year ending on or about December 31, 2006          $ 10,300,000

     3. CONDITIONS PRECEDENT. This Amendment shall become effective immediately upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Credit Parties and the Required Lenders.

     4. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. The Borrower affirms that the representations and warranties set forth in the Credit Agreement and the other Credit Documents (as hereby amended) are true and correct as of the date hereof (except those that expressly relate to an earlier period).

     5. REAFFIRMATION OF GUARANTY. Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor's obligations under the Credit Agreement or the other Credit Documents.

     6.   REAFFIRMATION OF SECURITY INTERESTS. The Borrower and each Guarantor
(i) affirms that each of the Liens granted in or pursuant to the Credit Documents are valid and subsisting and (ii) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Credit Documents.

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     7.   NO OTHER CHANGES. Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents (including schedules and exhibits thereto) shall remain in full force and effect.

     8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by telecopy by any party hereto shall be effective as such party's original executed counterpart and shall constitute a representation that such party's original executed counterpart will be delivered.

     9. NO NOVATION. The execution and delivery of this Amendment shall not constitute a novation of any indebtedness or other obligations owing to the Lenders under the Credit Agreement based on any facts or events occurring or existing prior to the execution and delivery of this Amendment. On the date hereof, the credit facilities described in the Credit Agreement shall be amended and supplemented as described in this Amendment, and all loans and other obligations of the Borrower and Guarantors outstanding as of the date hereof under the Credit Agreement shall be deemed to be loans and obligations outstanding under the Credit Agreement as amended, without further action by any Person.

     10. GOVERNING LAW. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

                            [Signature Pages Follow]

                                        2
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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fourth Amendment to be duly executed and delivered as of the date first above written.

BORROWER:            MEDICAL STAFFING NETWORK, INC.,
                     a Delaware corporation

                     By: /s/ Kevin S. Little
                        -----------------------------------------
                     Name:  Kevin S. Little
                     Title: Chief Financial Officer

GUARANTORS:          MEDICAL STAFFING HOLDINGS, LLC,
                     a Delaware limited liability company
                     By:   Medical Staffing Network Holdings, Inc.
                           (formerly known as MSN Holdings, Inc.),
                           a Delaware corporation, its sole member

                           By: /s/ Kevin S. Little
                              -----------------------------------------
                           Name:  Kevin S. Little
                           Title: Chief Financial Officer

                           [Signature Pages Continue]

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AGENT:           BANK OF AMERICA, N.A., in its capacity as Administrative Agent

                 By: /s/ James W. Ford
                    -----------------------------------------
                 Name:  James W. Ford
                 Title: Managing Director

LENDERS:         BANK OF AMERICA, N.A., in its capacity as a Lender

                 By: /s/ James W. Ford
                    -----------------------------------------
                 Name:  James W. Ford
                 Title: Managing Director

                 LASALLE BANK, NATIONAL ASSOCIATION

                 By: /s/ Pat Laughlin
                    -----------------------------------------
                 Name:  Pat Laughlin
                 Title:

                 GENERAL ELECTRIC CAPITAL CORPORATION

                 By:
                    -----------------------------------------
                 Name:
                 Title:

                 ANTARES CAPITAL CORPORATION

                 By: /s/ John G. Martin
                    -----------------------------------------
                 Name:  John G. Martin
                 Title: Managing Director

                 JP MORGAN CHASE BANK, as trustee of the
                 ANTARES FUNDING TRUST created under the
                 Trust Agreement dated as of November 30, 1999

                 By: /s/ Shelly Sterling
                    -----------------------------------------
                 Name:  Shelly Sterling
                 Title: Assistant Vice President

                 JPMORGAN CHASE BANK

                 By:
                    -----------------------------------------
                 Name:
                 Title:

                           [Signature Pages Continue]

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                 VAN KAMPEN PRIME RATE INCOME TRUST

                 By:   Van Kampen Investment Advisory Corp.

                       By: /s/ Brad Langs
                          -----------------------------------------
                       Name:  Brad Langs
                       Title: Vice President

                 VAN KAMPEN SENIOR INCOME TRUST

                 By:   Van Kampen Investment Advisory Corp.

                       By: /s/ Brad Langs
                          -----------------------------------------
                       Name:  Brad Langs
                       Title: Vice President

                 VAN KAMPEN SENIOR FLOATING RATE FUND

                 By:   Van Kampen Investment Advisory Corp.

                       By:
                          -----------------------------------------
                       Name:
                       Title: